Sentinel Funds
Sentinel Sustainable Emerging Companies Fund
Sentinel Sustainable Core Opportunities Fund
Class A and Class C

Supplement dated February 4, 2009 to the Prospectus dated April 4, 2008

Effective February 3, 2009 all references to Sentinel U.S Treasury Money Market Fund are deleted and replaced with Sentinel Government Money Market Fund.

Effective January 1, 2009, the paragraph under “Buying, Selling, and Transferring Fund Shares—
Undesignated Investment” is deleted and replaced with the following:

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Sentinel Short Maturity Government Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Sentinel Short
Maturity Government Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales load. The Sentinel
Short Maturity Government Fund is described in a separate prospectus.

The first paragraph in the section titled “Investment Advisors and Portfolio Managers- Portfolio Managers”
is deleted and replaced with the following:

Sentinel’s staff is organized as six teams. The International Team is headed by Katherine
Schapiro. The Large-Cap Growth Team is headed by Elizabeth R. Bramwell. The Large-Cap
Blend Team is headed by Daniel J. Manion. The Small/Mid Cap Team is headed by Charles C.
Schwartz and Betsy Pecor. The Fixed-Income Team is headed by Thomas H. Brownell. The teams may include additional portfolio managers and a number of analysts.

The Sentinel Sustainable Emerging Companies Fund has changed its name to Sentinel Sustainable Growth
Opportunities Fund. Therefore, all references to the fund name “Sentinel Sustainable Emerging Companies
Fund” are hereby deleted and replaced with references to “Sentinel Sustainable Growth Opportunities
Fund”.

The first three paragraphs under the heading “Investment Advisors and Portfolio Managers- Sustainable
Emerging Companies Fund” are deleted and replaced with the following:

Sustainable Growth Opportunities Fund
Ms. Bramwell manages the Sustainable Growth Opportunities Fund. Ms. Bramwell has been associated with Sentinel since March 2006 and has managed the Fund since 2008. Prior to joining
Sentinel, Ms. Bramwell was the Chief Executive Officer of Bramwell Capital Management, Inc.,
which she founded in 1994, and the Chair, President and Chief Investment Officer of The
Bramwell Funds, Inc. Ms. Bramwell holds the Chartered Financial Analyst designation.

Effective January 1, 2009 the first paragraph under “Share Classes- Other Matters Relating to the
Distribution of Fund Shares” is deleted.

The table comparing the average annual return of an appropriate broad-based securities market index with the average annual return before taxes for each share class of the Sustainable Core Opportunities Fund, the average annual return after taxes on distributions for the Class A shares of the Sustainable Core
Opportunities Fund and the average annual total return after taxes on distributions and redemption for Class
A shares of the Sustainable Core Opportunities Fund within the section titled “Sentinel Sustainable Core
Opportunities Fund- Average Annual Total Return” is deleted and replaced with the following:

For the periods ended
December 31, 2007[1]	Past One Year	Past 5 Years	Past 10 Years
Return Before Taxes: Class A	1.76%	13.62%	6.40%
Return After Taxes on Distributions: Class	1.72%	13.60%	5.10%
A
Return After Taxes on Distributions and
Sale of Fund Shares:
Class A	1.20%	11.97%	4.83%
Return Before Taxes: Class C	5.01%	13.87%	6.30%
Standard & Poor’s 500 Index[2]	5.49%	12.83%	5.91%
Russell 1000 Index[3]	5.77%	13.43%	6.20%

1Performance for the Fund (a) from September 24, 2001 to April 4, 2008 is based on the performance of the predecessor
Citizens Value Fund and (b) prior to September 24, 2001 on the Citizens Value Fund’s predecessor, the Meyers Pride
Value Fund, which were offered without a sales load, restated to reflect the sales loads of the Class A and Class C shares, respectively. Performance does not reflect the increase in the maximum Rule 12b-1 fees for Class A. If it did, returns would be lower. Performance of Class C shares prior to April 4, 2008 has been adjusted for the higher estimated expenses of those shares.
2The Standard & Poor’s 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation.
3The Russell 1000® Index measures the performance of the 1,000 largest companies domiciled in the United States based on total market capitalization.

Effective May 14, 2008 the section of the Prospectus entitled Buying, Selling and Transferring Fund
Shares- Foreign Addresses is deleted and replaced with the following:

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S. they cannot accept new accounts or investments into an account with a mailing address that is not within the U.S or a military address. You may hold, redeem shares or reinvest future dividend and capital gains, but not purchase shares into, an account originally established with a U.S. address if your address is later changed to a foreign address.